UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2024

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 5, 2024, AlphaTime Acquisition Corp, a Cayman Islands exempted company (“AlphaTime”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among AlphaTime, HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), and HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”, and together with PubCo, Merger Sub 1 and Merger Sub 2, the “Acquisition Entities”), and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC” or the “Company”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) by which (i) AlphaTime will merge with and into Merger Sub 1, with AlphaTime surviving such merger; (ii) AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger; and (iii) HCYC will merge with and into Merger Sub 3, with HCYC surviving such merger (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of AlphaTime and HCYC.

The Business Combination is expected to be consummated after obtaining the required approval by the shareholders of AlphaTime and HCYC and the satisfaction of certain other customary closing conditions.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement, (i) each issued and outstanding ordinary share of HCYC will be cancelled and exchanged for the right to receive such number of PubCo Ordinary Shares (as defined in the Merger Agreement) equal to the Exchange Ratio (as defined in the Merger Agreement)and (ii) each Company Dissenting Share (as defined in the Merger Agreement) will represent only the right to receive the applicable payments set forth in the Merger Agreement.

Earnout Consideration

Pursuant to the Merger Agreement, the Pre-Closing Company Shareholders (as defined in the Merger Agreement) are entitled to receive their Pro Rata Portion (as defined in the Merger Agreement) of up to 1,500,000 PubCo Ordinary Shares (the “Earnout Shares”), as follows:

(i)	the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2024 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days (as defined in the Merger Agreement) following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo’s audited consolidated annual financial statements for the fiscal year ending December 31, 2024 prepared in accordance with U.S. GAAP (as defined in the Merger Agreement) (the “PubCo 2024 Audited Financials”), if and only if, such PubCo 2024 Audited Financials reflect net income in excess of $5,000,000 during fiscal year 2024;

(ii)	subject to clause (iii) below, the Pro Rata Portion of 750,000 Earnout Shares (collectively, the “2025 Earnout Shares”) will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days following the date of filing of an annual report on Form 20-F or 10-K whichever is applicable by PubCo with the SEC containing an audited report issued by the independent auditor of PubCo for the PubCo’s audited consolidated annual financial statements for the fiscal year ending December 31, 2025 prepared in accordance with U.S. GAAP (the “PubCo 2025 Audited Financials”), if and only if, such PubCo 2025 Audited Financial reflects net income in excess of $10,000,000 during fiscal year 2025; provided, that

(iii)	if the PubCo 2024 Audited Financials do not reflect net income in excess of $5,000,000 during fiscal year 2024, but the PubCo 2025 Audited Financials reflect net income in excess of $15,000,000 during fiscal year 2025, the Pro Rata Portion of 1,500,000 Earnout Shares will be issued and delivered by PubCo to each Pre-Closing Company Shareholder within five Business Days following the date of filing of the PubCo 2025 Audited Financials. For the avoidance of doubt, and subject to adjustment pursuant to Section 4.6(d) of the Merger Agreement, the maximum aggregate number of Earnout Shares available to Pre-Closing Company Shareholders pursuant to Section 4.6 of the Merger Agreement shall not exceed 1,500,000.

Representations and Warranties; Indemnification; Covenants

The Merger Agreement contains representations and warranties of each of the parties thereto that are customary for transactions of this type, many of which are qualified by materiality and “Material Adverse Effect” (as defined in the Merger Agreement) standards. The representations and warranties of the respective parties to the Merger Agreement will survive for a period of 12 months following the closing of the Mergers (the “Closing”); provided, that the Company Fundamental Representations (as defined in the Merger Agreement) shall survive indefinitely and the tax representations contained in Section 5.25 of the Merger Agreement will survive the Closing until 90 days after the expiration of the applicable statute of limitations. The Principal Shareholder (as defined in the Merger Agreement) shall indemnify and hold harmless the Indemnified Party (as defined in the Merger Agreement) from all Losses (as defined in the Merger Agreement) incurred by the Indemnified Party in connection with any breach, inaccuracy or nonfulfillment of any of the representations, warranties and covenants of HCYC contained in the Merger Agreement. At the Closing, 750,000 PubCo Ordinary Shares issued to the Principal Shareholder will be deposited and held in escrow for the benefit of the AlphaTime shareholders.

The Merger Agreement contains certain covenants, including, among other things, providing for (i) the parties to conduct their respective business in the ordinary course through the Closing; (ii) the parties to not initiate any negotiations or enter into any agreements for certain transactions; (iii) AlphaTime, PubCo and HCYC to jointly prepare and AlphaTime and HCYC to jointly file a registration statement (the “Registration Statement”) and take certain other actions to obtain the approval of the Mergers from the shareholders of AlphaTime and (iv) the parties to use reasonable best efforts to consummate and implement the Mergers.

Transaction Financing

Pursuant to the Merger Agreement, the parties intend to solicit, negotiate and enter into, and include covenants related to, the conduct by AlphaTime and HCYC to use their commercially reasonable efforts to enter into PIPE Investments (as defined in the Merger Agreement) of at least $3,750,000.

Conditions to Each Party’s Obligations

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions by the parties thereto, including, among others, (i) approval of the Mergers by the shareholders of AlphaTime and HCYC; (ii) effectiveness of the Registration Statement; and (iii) receipt of approval for listing on the Nasdaq Capital Market of AlphaTime’s ordinary shares.

The obligations of AlphaTime to consummate the Mergers are also conditioned upon, among other things, (i) the accuracy of the representations and warranties of HCYC (subject to customary bring-down standards), (ii) the covenants of HCYC having been performed in all material respects; (iii) no Material Adverse Effect (as defined in the Merger Agreement) with respect to HCYC shall have occurred, and (iv) the PIPE Investment Procured by Company (as defined in the Merger Agreement) shall have been obtained.

The obligations of HCYC to consummate the Mergers are also conditioned upon, among other things, (i) the accuracy of the representations and warranties of AlphaTime (subject to customary bring-down standards), and (ii) the covenants of AlphaTime having been performed in all material respects.

Termination

The Merger Agreement may be terminated at any time prior to the Closing,

(i) by mutual written consent of AlphaTime and HCYC;

(ii) by either AlphaTime or HCYC if the Mergers are not consummated on or before October 31, 2024, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the Closing to occur by such date;

(iii) by either AlphaTime or HCYC if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently enjoining or prohibiting the Merger, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv) by either AlphaTime or HCYC if, at the special meeting of AlphaTime’s shareholders, the Mergers and the other AlphaTime Shareholder Approval Matters shall fail to be approved;

(v) by AlphaTime if HCYC shall fail to obtain HCYC Shareholder Approval; or

(vi) by either AlphaTime or HCYC if the other party has breached any of its representations, warranties, agreements or covenants which would result in the failure of certain conditions to be satisfied at the Closing and has not cured its breach prior to the earlier of 15 days of the notice of describing the breach and the Outside Closing Date, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the Closing to occur.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates set forth thereunder. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been included as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) to provide information regarding its terms. It is not intended to provide any other factual information about AlphaTime, HCYC, or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in AlphaTime’s public disclosures.

Shareholder Support Agreement

Concurrently with the execution of the Merger Agreement, HCYC also entered into a support agreement (the “Shareholder Support Agreement”) with a certain HCYC shareholder (the “Supporting Shareholder”) with respect to the shares of HCYC currently owned by the Supporting Shareholder. The Shareholder Support Agreement provides that the Supporting Shareholder will appear at shareholders meetings of HCYC and vote, consent or approve the Merger Agreement and the Mergers, whether at a shareholder meeting of HCYC or by written consent. It further provides that the Supporting Shareholder will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Mergers.

The foregoing description of the Shareholder Support Agreement is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, AlphaTime entered into a support agreement (the “Sponsor Support Agreement”) with certain holders (the “Founder Shareholders”) of AlphaTime’s Class B ordinary shares (the “Founder Shares”) with respect to Founder Shares of currently owned by the Founder Shareholders. The Sponsor Support Agreement provides that the Founder Shareholders will appear at shareholders meetings of AlphaTime and vote, consent or approve the Merger Agreement and the Mergers, whether at a shareholder meeting of AlphaTime or by written consent. It further provides that the Founder Shareholders will vote against (or act by written consent against) any alternative proposals or actions that would impede, interfere with, delay, postpone or adversely affect the Merger or any of the Mergers.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 5, 2024, AlphaTime and HCYC issued a joint press release (the “Press Release”) announcing the Mergers. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of AlphaTime under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning PubCo’s, AlphaTime’s and HCYC’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for stockholders or shareholders, respectively. These forward-looking statements are based on PubCo’s, AlphaTime’s or HCYC’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of PubCo’s, AlphaTime’s or HCYC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against PubCo, AlphaTime, HCYC, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the shareholders of AlphaTime, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meeting the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of HCYC or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of PubCo and HCYC to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for AlphaTime to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of AlphaTime’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that AlphaTime and HCYC may be adversely affected by other economic, business, and/or competitive factors; (k) HCYC’s ability to execute its business plans and strategies; (l) HCYC’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by AlphaTime’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by AlphaTime; (n) other risks and uncertainties indicated from time to time in the final prospectus of AlphaTime relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by AlphaTime. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, AlphaTime and HCYC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. PubCo, AlphaTime and HCYC do not give any assurances that PubCo, AlphaTime or HCYC will achieve their expectations.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination between PubCo, AlphaTime and HCYC, PubCo will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of AlphaTime and a registration statement/preliminary prospectus of PubCo, and after the Registration Statement is declared effective, AlphaTime will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of AlphaTime’s shareholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. PubCo, AlphaTime and HCYC may also file other documents with the SEC regarding the Business Combination. AlphaTime shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about PubCo, AlphaTime, HCYC and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to AlphaTime shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through AlphaTime through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

PubCo, AlphaTime, HCYC, and their respective directors and officers may be deemed participants in the solicitation of proxies of AlphaTime shareholders in connection with the Business Combination. AlphaTime shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of AlphaTime and a description of their interests in AlphaTime is contained in AlphaTime’s final prospectus related to its initial public offering, dated January 3, 2023, and in AlphaTime’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to AlphaTime shareholders in connection with the Business Combination and other matters to be voted upon at the AlphaTime shareholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that PubCo intends to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 5, 2024, by and among AlphaTime Acquisition Corp, HCYC Holding Company, HCYC Group Company Limited and the additional parties thereto.

10.1*	Shareholder Support Agreement dated as of January 5, 2024, by and among AlphaTime Acquisition Corp, HCYC Group Company Limited and the additional parties thereto.

10.2*	Sponsor Support Agreement dated as of January 5, 2024, by and among AlphaTime Acquisition Corp,, HCYC Holding Company, AlphaMade Holding LP and the additional parties thereto.

99.1	Joint Press Release of AlphaTime Acquisition Corp and HCYC Group Company Limited, dated January 5, 2024.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2024

ALPHATIME ACQUISITION CORP

By:	/s/ Dajiang Guo
Name:	Dajiang Guo
Title:	Chief Executive Officer